           |                                                         Exhibit B
           |              THE COMMONWEALTH OF MASSACHUSETTS              to
-----------|                                                      Exhibit 99.1
Examiner   |                      WILLIAM FRANCIS GALVIN
           |                 Secretary of the Commonwealth
           |      One Ashburton Place, Boston, Massachusetts 02108-1512
           |
           |                       ARTICLES OF ORGANIZATION
           |                     (General Laws, Chapter 156B)
           |
-----------|
Named      |
Approved   |
           |                            ARTICLE I
           |
           |              The exact name of the corporation is:
           |
           |                          CRA MERGER CORP.
           |
           |                            ARTICLE II
           |
           |  The purpose of the corporation is to engage in the following
           |  business activities:
           |
           |  Any lawful act or activity for which corporations may be
           |  organized under the Massachusetts Business Corporation Law.
           |
           |
           |
           |
           |
  C    / / |
  P    / / |
  M    / / |
 R.A.  / / |
           |
           |
           |
           |
           |
           |
           |
           |
           |
           | NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON -----------| THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH
P.C.       |  ON ONE SIDE ONLY OF SEPARATE 8 1/2 X 11 SHEETS OF PAPER
           |  WITH A LEFT MARGIN OF A LEAST 1 INCH. ADDITIONS TO MORE
           |  THAN ONE ARTICLE MAY MADE ON A SINGLE SHEET SO LONG AS
              EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.

             (MASS. - 1635 - 9/25/95)

                               ARTICLE III

STATE THE TOTAL NUMBER OF SHARES AND PAR VALUE, IF ANY, OF EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

   WITHOUT PAR VALUE                             WITH PAR VALUE

TYPE        NUMBER OF SHARES        TYPE        NUMBER OF SHARES     PAR VALUE

Common:     0                       Common      100                  0.01

Preferred:  0                       Preferred:  0                    0.00


                                  ARTICLE IV

If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.


None






                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:

None






                                  ARTICLE VI

**Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:


See Continuation Sheet VI



**IF THERE ARE NO PROVISIONS STATE "NONE".
NOTE: THE PRECEDING SIX (6) ARTICLES ARE CONSIDERED TO BE PERMANENT AND MAY ONLY BE CHANGED BY FILING APPROPRIATE ARTICLES OF AMENDMENT.

                                ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a LATER effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

                               ARTICLE VIII

The information contained in Article VIII is not a permanent part of the Articles of Organization.

a. The street address (post office boxes are not acceptable) of the principal office of the corporation IN MASSACHUSETTS is:

312 Union Wharf, Boston, MA 02109

b. The name, residential address and post office address of each director and officer of the corporation is as follows:


              NAME                   RESIDENTIAL ADDRESS                 POST OFFICE ADDRESS

President:   Don Larson              55 North Main Street                312 Union Wharf
                                     Cohasset, MA 02025                  Boston, MA 02109

Treasurer:   Joseph Pesce            52 Amberwood Drive                  312 Union Wharf
                                     Winchester, MA 01890                Boston, MA 02109

Clerk:       Richard A. Parr II      5224 Beckington Lane                3010 LBJ Freeway, Suite 400
                                     Dallas, TX 75287                    Dallas, TX 75234

Directors:   John K. Carlyle         4817 Augusta Drive                  3010 LBJ Freeway, Suite 400
                                     Frisco, TX 75034                    Dallas, TX 75234

             Don Larson              55 North Main Street                312 Union Wharf
                                     Cohasset, MA 02025                  Boston, MA 02109


c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: December

d. The name and business address of the resident agent, if any, of the corporation is: CT CORPORATION SYSTEM, 2 Oliver Street, Boston, Massachusetts 02109

                                ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names are set forth above, have been duly elected.

IN WITNESS WHEREOF AND UNDER THE PAINS AND PENALTIES OF PERJURY, I/we, whose signature(s) appear below as incorporator(s) and whose name(s) and business and residential address(es) are CLEARLY TYPED OR PRINTED beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws, Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this ____ day of ______________, 19__,

/s/ Richard A. Parr II
_____________________________________________________________________________
Richard A. Parr II
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

NOTE: IF AN EXISTING CORPORATION IS ACTING AS INCORPORATOR, TYPE IN THE EXACT NAME OF THE CORPORATION, THE STATE OR OTHER JURISDICTION WHERE IT WAS INCORPORATED, THE NAME OF THE PERSON SIGNING ON BEHALF OF SAID CORPORATION AND THE TITLE HE/SHE HOLDS OR OTHER AUTHORITY BY WHICH SUCH ACTION IS TAKEN.

(MASS. - 1635)

                        THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF ORGANIZATION
                           (General Laws, Chapter 156B)

       ________________________________________________________________
       ________________________________________________________________

       I hereby certify that, upon examination of these Articles of Organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $_________ having been paid, said articles are deemed to have been filed with me this ____ day of _______________ 19___.


       EFFECTIVE DATE:  _________________________________________________




                           WILLIAM FRANCIS GALVIN
                        SECRETARY OF THE COMMONWEALTH

        FILING FEE: One tenth of one percent of the total authorized capital stock, but not less than $200.00. For the purpose of filing, shares of stock with a par value less than $1.00, or no par stock, shall be deemed to have a par value of $1.00 per share.



                           TO BE FILLED IN BY CORPORATION
                         PHOTOCOPY OF DOCUMENT TO BE SENT TO:

        CT CORPORATION SYSTEM
       ---------------------------------------------------------------
        2 Oliver Street
       ---------------------------------------------------------------
        Boston, Massachusetts 02109
       ---------------------------------------------------------------

       Telephone:  (617) 482-4420
                   ---------------------------------------------------

                               CONTINUATION SHEET VI

    Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the Corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the Corporation, or of its directors or stockholders, or of any class of stockholders:

I.  GENERAL PROVISIONS

    1. The Corporation eliminates the personal liability of each director to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent provided by applicable law, this provision shall not eliminate or limit the liability of a director
(i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 6 or 62 or successor provisions of the Massachusetts Business Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate or limit the liability of a director of the Corporation for any act or omission occurring prior to the date on which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omission of such director occurring prior to such amendment or repeal.

    2. Meetings of the stockholders of the Corporation may be held anywhere in the United States.

    3. The directors of the Corporation may make, amend or repeal the by-laws in whole or in part, except with respect to any provision thereof which by law or the by-laws requires action by the stockholders.

    4. The whole or any part of the authorized but unissued shares of capital stock of the Corporation may be issued at any time or from time to time by the Board of Directors without further action by the stockholders.

    5.  The Corporation may become a partner in any business.

                                CRA MERGER CORP.

                                 B Y - L A W S


                                   ARTICLE I
                                    OFFICES

   Section 1.  The principal office shall be located in Boston, Massachusetts.

   Section 2. The Corporation may also have offices at such other places both within and without the Commonwealth of Massachusetts as the board of directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                        ANNUAL MEETINGS OF STOCKHOLDERS

   Section 1. All meetings of stockholders for the election of directors shall be held in Boston, Commonwealth of Massachusetts, at such place as may be fixed from time to time by the board of directors.

   Section 2. Annual meetings of stockholders, commencing with the year 1998, shall be held on such dated, at such place, within or without the Commonwealth of Massachusetts, and at such time as the board of directors shall fix, at which they shall elect by a plurality vote a board of directors and transact such other business as may properly be brought before the meeting.

   Section 3. Written or printed notice of the annual meeting stating the place, day and hour of the meeting shall be given to each stockholder entitled to vote thereat not less than seven days before the date of the meeting.

   The notice shall also set forth the purpose or purposes for which the meeting is called.

                                   ARTICLE III
                       SPECIAL MEETINGS OF STOCKHOLDERS

   Section 1. Special meetings of stockholders for any purpose other than the election of directors may be held at such time and place within or without the Commonwealth of Massachusetts as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

   Section 2. Special meetings of stockholders may be called at any time, for any purpose or purposes, by the board of directors or by such other persons as may be authorized by law.

   Section 3. Written or printed notice of a special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, at least seven days before the date fixed for the meeting.

                                   ARTICLE IV
                           QUORUM AND VOTING OF STOCK

   Section 1. The holders of a majority of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of organization. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

   Section 2. If a quorum is present, the affirmative vote of a majority of the shares of stock represented at the meeting shall be the act of the stockholders unless the vote of a greater number of shares of stock is required by law or the articles of organization.

   Section 3. Each outstanding share of stock, having voting power, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. A stockholder may vote either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact.

   Section 4. Any action required to be taken at a meeting of the stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof.

                                    ARTICLE V
                                    DIRECTORS

   Section 1. The number of directors shall be two (2). Directors need not be residents of the Commonwealth of Massachusetts nor stockholders of the Corporation. The directors, other than the first board of directors, shall be elected at the annual meeting of the stockholders, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified. The first board of directors shall hold office until the first annual meeting of stockholders.

   Section 2. Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify.

   Section 3. The business affairs of the Corporation shall be managed by its board of directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the articles of organization or by these by-laws directed or required to be exercised or done by the stockholders.

   Section 4. The directors may keep the books of the Corporation, except such as are required by law to be kept within the state, outside of the Commonwealth of Massachusetts, at such place or places as they may from time to time determine.

   Section 5. The board of directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

                                   ARTICLE VI
                       MEETINGS OF THE BOARD OF DIRECTORS

   Section 1. Meetings of the board of directors, regular or special, may be held either within or without the Commonwealth of Massachusetts.

   Section 2. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

   Section 3. Regular meetings of the board of directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

   Section 4. Special meetings of the board of directors may be called by the president on five (5) days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

   Section 5. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

   Section 6. A majority of the directors shall constitute a quorum for the transaction of business unless a greater number is required by law or by the articles of organization. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute or by the articles of organization. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

   Section 7. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

   Section 8. Unless the articles of organization or the by-laws otherwise provide, the members of the board of any Corporation or any committee designated thereby may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

                                   ARTICLE VII
                               EXECUTIVE COMMITTEE

   Section 1. The board of directors, by resolution adopted by a majority of the number of directors fixed by the by-laws or otherwise, may designate two or more directors to constitute an executive committee, which committee, to the extent provided in such resolution, shall have and exercise all of the authority of the board of directors in the management of the Corporation, except as otherwise required by law. Vacancies in the membership of the committee shall be filled by the board of directors at a regular or special meeting of the board of directors. The executive committee shall keep regular minutes of its proceedings and report the same to the board when required.

                                   ARTICLE VIII
                                      NOTICES

   Section 1. Whenever, under the provisions of the statutes or of the articles of organization or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

   Section 2. Whenever any notice whatever is required to be given under the provisions of the statutes or under the provisions of the articles of organization or these by-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE IX
                                    OFFICERS

   Section 1. The initial officers shall be elected by the incorporators and are set forth in the articles of organization. The officers of the Corporation shall be a president, a treasurer and a clerk. The president shall be chosen by the board of directors. The treasurer and the clerk shall be elected by the shareholders. The board of directors may choose one or more vice-presidents and one or more assistant treasurers and assistant clerks. None of the officers need be members of the board nor stockholders of the Corporation.

   Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose the officers for the ensuing year.

   Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

   Section 4. The salaries of all officers and agents of the Corporation shall be fixed by the board of directors.

   Section 5. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the Corporation shall be filled by the board of directors.

                                 THE PRESIDENT

   Section 6. The president shall be the chief executive officer of the Corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

   Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the Corporation.

                              THE VICE-PRESIDENTS

   Section 8. The vice-president, or if there shall be more than one, the vice-presidents in the order determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                         THE CLERK AND ASSISTANT CLERKS

   Section 9. The clerk shall be a resident of the Commonwealth of Massachusetts, provided however, he need not be such resident, if, and as long as, the Corporation shall appoint and maintain a resident agent for service of process within the Commonwealth. The clerk shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the record books and of the corporate seal of the Corporation and he, or an assistant clerk, shall have authority to affix the seal to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant clerk. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The office of the clerk shall be deemed to be the office of the secretary of the Corporation whenever such office is required for any purpose; and, whenever the signature of the secretary of the Corporation is required on any instrument, or document, by the laws of the United States, or of any other state, or in any other manner whatsoever, the clerk shall have authority to affix his signature in such capacity.

   Section 10. The assistant clerk, or if there be more than one, the assistant clerks in the order determined by the board of directors, shall, in the absence or disability of the clerk, perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

   Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors.

   Section 12. He shall disburse the funds of the Corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

   Section 13. If required by the board of directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

   Section 14. The assistant treasurer, or, if there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE X
                            CERTIFICATES FOR SHARES

   Section 1. The shares of the Corporation shall be represented by certificates or shall be uncertificated shares. Each certificate shall be signed by the chairman of the board of directors, the president or a vice-president and the treasurer or an assistant treasurer of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. When the Corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights of subsequent series.

   Any shares subject to any restriction on transfer shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back of the certificate either the full text of the restriction, or a statement of the existence of such restriction and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

   Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 19, 25-28 or 41A or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   Section 2. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

                               LOST CERTIFICATES

   Section 3. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the Corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

                              TRANSFERS OF SHARES

   Section 4. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the Corporation.

                             FIXING OF RECORD DATE

   Section 5. The board of directors may fix in advance a time which shall be not more than sixty days before the date of any meeting of stockholders or the date for the payment of any dividend or the making of any distribution to stockholders or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution or the right to give such consent or dissent, and in such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the Corporation after the record date; or without fixing such record date the board of directors may for any of such purposes close the transfer books for all or any part of such period.

                            REGISTERED STOCKHOLDERS

   Section 6. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Massachusetts.

                                   ARTICLE XI
                               GENERAL PROVISIONS
                                   DIVIDENDS

   Section 1. Subject to the provisions of the articles of organization relating thereto, if any, dividends may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to any provisions of the articles of organization.

   Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

   Section 3. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                  FISCAL YEAR

   Section 4. The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

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

                                      SEAL

   Section 5. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Massachusetts". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                                           /s/ John K. Carlyle
                                           ------------------------
                                           John K. Carlyle


                                           /s/ Donald J. Larson
                                           ------------------------
                                           Donald J. Larson











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